UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2022

HYCROFT MINING HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Water Canyon Road, Unit 1 Winnemucca, Nevada	89445
(Address of Principal Executive Offices)	(Zip Code)

(775) 304-0260
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market

Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Definitive Material Agreement.

First Amendment to Subscription Agreement

Hycroft Mining Holding Corporation (the “Company”) and American Multi-Cinema, Inc. (“AMC”) entered into a First Amendment to Subscription Agreement (the “Subscription Amendment”) dated as of April 8, 2022 which amends the Subscription Agreement dated March 14, 2022 (the “Subscription Agreement”) between the Company and AMC. In order to comply with Rule 5640 – Voting Rights Policy of the Nasdaq Stock Market Listing Requirements, the Subscription Amendment amends Section 4.5 of the Subscription Agreement to provide that the right of AMC to have a designated director on the Company’s board of directors (the “Board”) is also conditioned upon AMC owning at least 5% of the Company’s voting securities.

The foregoing description of the Subscription Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Subscription Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 hereto. A copy of the Subscription Agreement is included as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 15, 2022.

First Amendment to Warrant Agreements

On April 8, 2022, the Company entered into a First Amendment to Warrant Agreement (the “First Amendment”) with each of AMC and 2176423 Ontario Limited (“Ontario”), an entity affiliated with Eric Sprott, which amends each Warrant Agreement dated March 14, 2022 (the “Warrant Agreement”) with each of AMC and Ontario in order to replace the Company as warrant agent by appointing Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent under the Warrant Agreement on behalf of the Company.

The foregoing description of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the First Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.3 hereto. A copy of the Warrant Agreement with AMC is included as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2022. A copy of the Warrant Agreement with Ontario is included as Exhibit 4.6 to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2022.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2022, the Company’s Board increased the number of directors on the Board from six to seven and appointed Sean D. Goodman, Executive Vice President and Chief Financial Officer of AMC Entertainment Holdings Inc. and its wholly-owned subsidiary, AMC, to fill the newly created directorship on the Board, effective on such date. Mr. Goodman has also been appointed as a member of the Board’s Audit Committee and Nominating and Governance Committee.

Mr. Goodman’s appointment to the Board and his nomination for election as a director of the Company at the Company’s Annual Meeting to be held on June 2, 2022 is being made under the terms of the Subscription Agreement, as amended by the Amendment (the “Amended Subscription Agreement”), pursuant to which AMC purchased 23,408,240 units of the Company (each a “Unit”) at a purchase price per Unit of $1.193, with each Unit consisting of one share of the Company’s common stock (the “Common Stock”) and one warrant to purchase one share of Common Stock providing for a total purchase price of $27.9 million. The Amended Subscription Agreement provides AMC with the right to appoint a director to the Board and the Company agrees to support such director’s nomination so long as AMC retains at least 50% of the Common Stock purchased under the Subscription Agreement and AMC holds at least 5% of the voting power of the Company.

Mr. Goodman is entitled to compensation for his service as a director in accordance with the Board’s compensation policy for non-employee directors. See “Director Compensation “ in the Company’s Proxy Statement for its 2021 Annual Meeting filed with the Securities and Exchange Commission on April 14, 2021. In addition, the Company will enter into its standard form of Indemnification Agreement with Mr. Goodman. The form of Indemnification Agreement is provided as Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the SEC on June 4, 2020.

Item 7.01. Regulation FD Disclosure.

On April 11, 2022, the Company issued a press release announcing the appointments of (i) Stephen Lang, a member of the Board, as Chair of the Board of Directors, and (ii) Mr. Goodman as a member of the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Amendment to Subscription Agreement dated as of April 8, 2022 between Hycroft Mining Holding Corporation and American Multi-Cinema, Inc.
10.2	First Amendment to Warrant Agreement dated as of April 8, 2022 between Hycroft Mining Holding Corporation and American Multi-Cinema, Inc.
10.3	First Amendment to Warrant Agreement dated as of April 8, 2022 between Hycroft Mining Holding Corporation and 2176423 Ontario Limited.
99.1	Press Release dated April 11, 2022*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*       Furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2022	Hycroft Mining Holding Corporation

	By:	/s/ Stanton Rideout
Stanton Rideout
Executive Vice President and Chief Financial Officer